UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

CH ENERGY GROUP, INC.
(Exact name of registrant as specified in charter)

New York	0-30512	14-1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 South Avenue
Poughkeepsie, New York 12601-4839
(Address of principal executive offices) (Zip Code)

(845) 452-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 28, 2010, Registrant issued its third quarter 2010 earnings, as described in the Press Release of Registrant furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

On October 28, 2010 at, 2:00 PM EST, representatives of Registrant will make a presentation to investors regarding the Registrant’s financial and operating results for the third quarter of 2010 and certain other matters.  The slides to be used in connection with the investor presentation are furnished herewith as Exhibit 99.2 and are incorporated herein by reference.

The information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of CH Energy Group, Inc., issued October 28, 2010, relating to its third quarter 2010 earnings

99.2	Slides for investor presentation to be made on October 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting and Controller

Date: October 28, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of CH Energy Group, Inc., issued October 28, 2010, relating to its third quarter 2010 earnings

99.2	Slides for investor presentation to be made on October 28, 2010